HIGHLANDS BANKSHARES, INC.
                              340 West Main Street
                            Abingdon, Virginia 24210



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held on May 9, 2001



NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Highlands Bankshares, Inc. (the "Corporation") will be held at the Southwest Virginia 4-H Education Center, 25236 Hillman Highway, Abingdon, Virginia on May 9, 2001 at 7:00 p.m., for the following purposes:

        (1) To elect nine directors for a term of one year or until their respective successors are elected and qualified;

        (2) To transact such other business as may properly come before the meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

         The Board of Directors has fixed the close of business on March 14, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Robert M. Little, Jr.
                                              Secretary

Abingdon, Virginia
April 2, 2001

- --------------------------------------------------------------------------------

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

- --------------------------------------------------------------------------------

                           HIGHLANDS BANKSHARES, INC.

                                ----------------

                                 PROXY STATEMENT
                               -------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                   May 9, 2001

                               GENERAL INFORMATION

         This Proxy Statement is furnished to holders of common stock, $1.25 par value per share ("Common Stock"), of Highlands Bankshares, Inc. (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Corporation to be used at the Annual Meeting of Stockholders to be held on May 9, 2001 at 7:00 p.m. at the Southwest Virginia 4-H Education Center, Inc., 25236 Hillman Highway, Abingdon, Virginia and any adjournment thereof (the "Annual Meeting").

         The principal executive offices of the Corporation are located at 340 West Main Street, Abingdon, Virginia. The approximate date on which this Proxy Statement, the accompanying proxy card and Annual Report to Stockholders (which is not part of the Corporation's soliciting materials) are being mailed to the Corporation's stockholders is April 2, 2001.

Voting and Revocability of Proxy

         The proxy solicited hereby, if properly signed and returned to the Corporation and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted "for" the proposals described herein. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of the Corporation (Robert M. Little, Jr., Secretary, Highlands Bankshares, Inc., 340 West Main Street, Abingdon, Virginia 24210), (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

Persons Making the Solicitations

         The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and regular employees of the Corporation may solicit proxies in person or by telephone.

Voting Securities

         Only stockholders of record at the close of business on March 14, 2001 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 2,637,544 shares of Common Stock of the Corporation issued and outstanding and 1,088 record holders. Each share of Common Stock is entitled to one vote at the Annual Meeting. The Corporation had no other class of voting securities outstanding at the Record Date.

In the election of Directors, those nominees receiving the greatest number of votes will be elected even if they do not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a Director.

                              ELECTION OF DIRECTORS

The Nominees

         Nine (9) Directors are to be elected at the Annual Meeting to serve until the next Annual Meeting, and until the election and qualification of their respective successors.

         The following table sets forth the names, ages and business experience of nominees for election to the Board of Directors as well as the date each was first elected to the Board of Directors of the Corporation or previously to the Board of Directors of the Bank. Unless otherwise indicated, the business experience shown for each nominee has extended five or more years.

NAME AND AGE AND                                       NAME AND AGE AND
YEAR BECAME DIRECTOR          PRINCIPAL OCCUPATION     YEAR BECAME DIRECTOR            PRINCIPAL OCCUPATION
- ---------------------------------------------------------------------------------------------------------------------
William E. Chaffin            Computer Consultant      E. Craig. Kendrick              Attorney in private
Age 51                                                 Age 49                          practice
Director since March, 1991                             Director since February, 2000

Clydes B. Kiser               President of Kiser       J. Carter Lambert               Private Investor
Age 63                        Furniture, a furniture   Age 75
Director since March, 1988    retailer                 Director since August, 1983

James D. Moore, Jr.           Physician; President     James D. Morefield              Attorney in private practice;
Age 55                        of the Corporation;      Age 51                          Chairman of the Corporation
Director since August, 1983   President of the Bank    Director since August, 1983     and the Bank

Charles P. Olinger            Controller; Frizzell     William J. Singleton            Private Investor
Age 51                        Construction Company     Age 75
Director since March, 1988                             Director since November, 1991

H. Ramsey White Jr.           Dentist in private
Age 55                        practice
Director since July, 1983

Election of Directors

         Unless authority is withheld in the proxy, each proxy executed and returned by a stockholder will be voted for the election of the nominees listed above. Proxies distributed in conjunction herewith may not be voted for persons other than the nominees listed above. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board of Directors. All of the nominees listed above have consented to be nominated and to serve if elected, and at this time, the Board of Directors knows no reason why any of the nominees listed above may not be able to serve as a director if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may promptly come before the meeting.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth information as of March 14, 2001 regarding the beneficial ownership of the Corporation's Common Stock by (i) beneficial owners of more than 5% of the outstanding shares of the Corporation's Common Stock (all of whom are Directors of the Corporation), (ii) all Directors and nominees, (iii) its Chief Executive Officer, and (iv) all Directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

                                          Common Stock
Name                                      Beneficially Owned   Percent of Class
- ----                                      ------------------   ----------------
Directors
   William E. Chaffin (1)                         26,300          1.00%
   E. Craig. Kendrick (2)                         66,088          2.51%
   Clydes B. Kiser (3)                            26,620          1.01%
   J. Carter Lambert (4)                          56,780          2.15%
   James D. Moore, Jr. (5)                       254,856          9.66%
       P.O. Box 1192
       Abingdon, VA 24212
   James D. Morefield (6)                        149,702          5.68%
       211 High Street
       Abingdon, VA 24210
   Charles P. Olinger (7)                         12,869             *
   William Singleton (8)                          16,216             *
   H. Ramsey White, Jr. (9)                       40,488          1.54%
                                                 -------         -----
        Total Directors                          649,919         24.64%
Named Executives
    Samuel L. Neese (10)                          31,095          1.18%
    James T. Riffe (11)                           10,209             *
The chief executive officer and directors
as a group (11 persons) (12)                     691,223         26.21%
                                                 -------         -----

- ---------------
*Indicated holdings amount to less than 1% of the issued and outstanding Common Stock.

(1) Includes indirect ownership of 600 shares held solely in Mrs. Chaffin's name.

(2) Includes indirect ownership of 7,150 shares held solely in Mrs. Kendrick's name. Also includes indirect ownership of 30,828 shares held in Mr. Kendrick's children's names. Also includes 4,000 shares held jointly with Mrs. Kendrick. Also includes 16,840 shares held by Morefield, Kendrick, Hess & Largen PST for which Mr. Kendrick is a trustee. Also includes 1,000 options to purchase the Corporation's Common Stock that may be exercised immediately.

(3) Includes 7,800 options to purchase the Corporation's Common Stock that may be exercised immediately. Also includes indirect ownership of 7,580 shares held solely in Mrs. Kiser's name.

(4) Includes 2,000 options to purchase the Corporation's Common Stock that may be exercised immediately. Also includes 27,568 shares held solely in Mrs. Lambert's name.

(5) Includes 131,880 shares held by Glover and Moore Profit Sharing Plan for which Dr. Moore is trustee; 30,664 shares held in a custodial relationship; indirect ownership of 15,866 shares held solely in Mrs. Moore's name; indirect ownership of 4,900 shares held by Dr. Moore's son and daughter. Also includes 1,000 options to purchase the Corporation's Common Stock that may be exercised immediately.

(6) Includes indirect ownership of 16,044 shares held by Mrs. Morefield in a custodial relationship; and 20,396 shares held solely in Mrs. Morefield's name. Also includes 16,840 shares held by Morefield, Kendrick, Hess & Largen PST for which Mr. Morefield is a trustee.

(7) Includes 10,369 shares held solely in Mrs. Olinger's name. Also includes 1,000 options to purchase the Corporation's Common Stock that may be exercised immediately.

(8) Includes 3,000 options to purchase the Corporation's Common Stock that may be exercised immediately. Also includes indirect ownership of 6,608 shares held solely in Mrs. Singleton's name.

(9) Includes indirect ownership of 600 shares held by Dr. White in a custodial relationship. Also includes 5,540 shares held by Mrs. White in a self-directed IRA.

(10) Includes 8,000 options to purchase the Corporation's Common Stock that may be exercised immediately.

(11) Includes indirect ownership of 200 shares held by Mr. Riffe's son. Also includes 6,000 options to purchase the Corporation's Common Stock that may be exercised immediately.

(12) All shares, except as noted above, are individually held or held jointly with spouses or children, or in an Individual Retirement Account.


                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

         Meetings of the Board of Directors of the Corporation are held regularly each month, and there is also an organizational meeting following the conclusion of the Annual Meeting of Stockholders. The Board of Directors of the Corporation held twelve meetings in the year ended December 31, 2000. No director attended fewer than 75 percent of the total number of meetings of the Board of Directors. There were three committee meetings of the Corporation for 2000.

         The Board of Directors of the Bank met twelve times during 2000. No director attended fewer than 75 percent of the total number of meetings of the Board of Directors and of the total number of meetings held by all committees of the Board of Directors on which he served.

         The Board of Directors of the Corporation has an Audit Committee and a Compensation Committee, but does not have a nominating committee. These committees were previously committees of the Board of Directors of the Bank and have the same members and the same functions as when they were committees of the Board of Directors of the Bank.

         The Audit Committee consists of Messrs. Kendrick, Lambert, Olinger, White, Chaffin, and Singleton. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and for the establishment, and the assurance of the adherence to, a system of internal controls. It reviews and accepts the reports of the Corporation's independent auditors and federal and state examiners. The Audit Committee of the Board of Directors of the Bank met three times during the year ended December 31, 2000.

         The Compensation Committee consists of Messrs. Kiser, Lambert, Morefield, Olinger, and White. The Committee is responsible for the oversight of the compensation paid to employees and officers of the Bank. It reviews and recommends salary adjustments for the Bank. The Compensation Committee meets semi-annually.

         Under the Corporation's Bylaws, notice of a proposed nomination meeting certain specified requirements must be received by the Corporation not less than 60 nor more than 90 days prior to any meeting of stockholders called for the election of directors, provided in each case that if fewer than 70 days notice of the meeting is given to stockholders, such written notice shall be received not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders.

         The Bylaws of the Corporation require that the stockholder's notice set forth as to each nominee (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of the Corporation which are beneficially owned by such nominee, and (iv) any other information relating to such nominee that is required under federal securities laws to be disclosed in solicitations of proxies for the election of directors, or is otherwise required (including, without limitation, such nominee's written consent to being named in a proxy statement as nominee and to serving as a director if elected). The Bylaws of the Corporation further require that the stockholder's notice set forth as to the stockholder giving the notice (i) the name and address of such stockholder and (ii) the class and amount of such stockholder's beneficial ownership of the Corporation's capital stock. If the information supplied by stockholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the Annual Meeting may determine that such stockholder's nomination should not be brought before the Annual Meeting and that such nominee shall not be eligible for election as a director of the Corporation.

Executive Officers Who Are Not Directors Of The Corporation

         Samuel L. Neese (Age 50) was appointed Executive Vice President and Chief Executive Officer of the Corporation in 1995 and Executive Vice President and Chief Executive Officer of the Bank in 1991. He was first appointed as a bank officer to the position of Vice President and Senior Loan Officer in January, 1988. Prior to January, 1988, he was associated with a Washington County bank for fifteen years.

         James T. Riffe (Age 47) was appointed Executive Vice President and Cashier of the Corporation in 1995 and Executive Vice President and Cashier of the Bank in 1991. His first officer position with the Bank was as Vice President and Cashier, to which he was appointed in 1986. He has been associated with various banks since 1975, including serving as vice president of a bank in Botetourt County, Virginia from 1981 to 1986.

Compliance With Filing Requirements Under the Securities Exchange Act of 1934

         The Exchange Act requires the Corporation's Directors and executive officers, and any persons owning more than 10% of a class of the Corporation's stock, to file certain reports of ownership and changes in ownership with the SEC. All filings were made in a timely manner.


                                  REMUNERATION

Summary of Cash and Certain Other Compensation

         The following table shows, for the fiscal years ended December 31, 2000, 1999 and 1998, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer of the Corporation in all capacities in which he served. The Chief Executive Officer of the Corporation receives compensation from the Corporation in the form of stock options, which may be purchased and converted, on a share to share basis, to the Corporation's common stock.

                           SUMMARY COMPENSATION TABLE

                          Annual Compensation           Long-Term
                          -------------------           Compensation
                                                        ------------

                                                        Securities  All Other
                                                        Underlying  Compensation
Name and Principal Position  Year  Salary($)  Bonus($)  Options     ($) (a)
- ---------------------------  ----  ---------  --------  ---------   -------

Samuel L. Neese, Executive   2000   124,500    7,500       -0-       6,225
Vice President and Chief     1999   120,468    5,500     1,000       5,816
Executive Officer            1998   105,424      -0-     1,000       5,305

James T. Riffe, Executive    2000   111,667    7,500       -0-       5,043
Vice President and Chief     1999   105,983    5,500     1,000       3,080
Operations Officer           1998    95,093      -0-     1,000       4,830

- ---------------
(a) Consists of annual amounts funded by the Bank for the benefit of Mr. Neese and Mr. Riffe under its qualifying 401-K plan for the year ended 2000 and 1999 and 1998.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                  Individual Grants (a)
                  --------------------------------------------------
                   Number of                                          Potential Realizable
                  Securities     Percent of                             Value at Assumed
                  Underlying   Total Options/                         Annual Rates of Stock
                   Options/     SARs Granted    Exercise               Price Appreciation
                     SARS      to Employee in    Price    Expiration     for Option Term
     Name         Granted (#)  Fiscal Year(b)  ($/Share)     Date         5%($)   10%($)
     ----         -----------  --------------  ---------     ----         -----   ------

Samuel L. Neese,    -0-           0.00%           N/A        N/A           N/A      N/A
Exec. Vice Pres.
and Chief Exec.
Officer

James T. Riffe,     -0-           0.00%           N/A        N/A           N/A      N/A
Exec. V.P. and
Cashier
- --------------
(a)      No stock options were awarded to Mssrs. Neese and Riffe during fiscal year 2000.
(b)      No stock options were awarded to Mssrs. Neese and Riffe during fiscal year 2000.

Option Exercises and Holdings

         All options held by the Chief Executive Officer and Cashier at December 31, 2000 can be exercised immediately. The following table sets forth information with respect to exercised and unexercised options held by such officers as of the end of the fiscal year:

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUE

                                                 Number of
                                                 Securities      Value of
                                                 Underlying    Unexercised
                                                Unexercised    in-the-Money
                                                Options/SARs   Options/SARs
                  Shares Acquired     Value       at Fiscal   at Fiscal Year
      Name        on Exercise(#)   Realized($)  Year End(#)     End ($)(a)
      ----        --------------   -----------  -----------     ----------

Samuel L. Neese,       -0-            N/A          7,000         $82,500
Executive Vice
President and
Chief Executive
Officer

James T. Riffe,        -0-            N/A          5,000         $42,250
Executive Vice
President and
Cashier

(a) The value of unexercised in-the-money options at fiscal year end was calculated by determining the difference between the fair market value of the common stock of the Corporation underlying the options on December 31, 2000, $25.00 per share, and the exercise price of the options. The Corporation's common stock is not actively traded, and thus fair market value reflects the good faith determination by management based on information received from purchasers and sellers of such stock.

Director's Compensation

         Directors of the Corporation receive options to purchase the Corporation's common stock, as determined by the Board of Directors, for their services. Directors of the Corporation also received fees of $7,725.00 each for their services for the year ended December 31, 2000 except for E. Craig Kendrick who was not appointed to the Board until February 2000 and only received $7,425.00 for the year.

         During 2000, Directors of the Corporation and Directors of the Bank, excluding Chairman Morefield and Director White who did not receive any options during 2000, received 1,000 options each for the Corporation's common stock for their services.

                              CERTAIN TRANSACTIONS

         Some of the Directors and officers of the Corporation and some of the corporations and firms with which these individuals are associated are also customers of the Corporation in the ordinary course of business, or are indebted to the Corporation with respect to loans, and it is anticipated that some of the persons, corporations and firms will continue to be customers of, and indebted to, the Corporation on a similar basis in the future. All loans extended to such persons, corporations and firms were made in the ordinary course of business, did not involve more than normal collection risk or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Corporation transactions with unaffiliated persons. No such loan as of December 31, 2000 was non-accruing, past due or restructured. At December 31, 2000, the aggregate amounts of loans outstanding to all directors and officers of the Corporation and members of their immediate families were approximately $8,279,000, representing 34.23% of the total equity of the Corporation.

         Management is not aware of any arrangements, which may at a subsequent date result in a change in control of the Corporation.

         Management of the Corporation is not aware of any material proceedings to which any Director, officer or affiliate of the Corporation, any owner of record or beneficial owner of more than five percent of the Corporation's common stock, or any associate of any such Director, officer or affiliate of the Corporation, or stockholder is a party adverse to the Corporation or has a material interest adverse to the Corporation.

                                    AUDITORS

         The Board of Directors has appointed Brown, Edwards & Company, LLP to perform the audit of the Corporation's financial statements for the year ending December 31, 2000. Brown, Edwards & Company, LLP has acted as the Corporation's auditors for 2000 and as the Bank's auditors for the past fifteen years and has reported on financial statements during those periods. Representatives from Brown, Edwards & Company, LLP will be present at the Annual Meeting and will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

                              STOCKHOLDER PROPOSALS

         Any proposal that a stockholder wishes to have presented at the next Annual Meeting of Stockholders, to be held on or about May 8, 2002, must be received by the Corporation no later than 60 days before such date. Any proposal which a stockholder wishes to have included in the Proxy Statement and form of proxy relating to the next Annual Meeting of Stockholders must be received by the Corporation no later than November 30, 2001. If such proposal complies with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth in the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent to the Secretary of the Corporation by certified mail, return receipt requested.

                                 AUDIT COMMITTEE

Audit Committee Disclosures

The following disclosures are made pursuant to the adoption of new Item 306 of Regulations S-K and S-B and Item 7(e)(3) of Schedule 14A that require the audit committee to provide a report making certain disclosures. Under paragraphs
(a)(1), (a)(2), and (a)(3) of Item 306 the Audit Committee of Highlands Bankshares, Inc. and Highlands Union Bank assert that:

                             Audit Committee Report

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Corporation's and the Bank's accounting functions and internal controls. The Audit Committee is composed of independent directors, and acts under a written charter adopted and approved by the Board of Directors. Each of the members of the Audit Committee is independent as defined by the Corporation's and Bank's policy and by American Stock Exchange's listing standards except for Director Chaffin. Director Chaffin is retained as the Corporation's and Bank's network consultant. Mr. Chaffin's Company receives greater than 5% of its consolidated gross revenues from the Bank. However, the Board has determined that it is in the best interest of the Corporation and its shareholders to include Mr. Chaffin on the Audit Committee due to his knowledge and expertise relating to Electronic Data Processing issues. A copy of the Audit Committee Charter is attached to this proxy statement as Appendix A.

The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be engaged as the Corporation's and the Bank's independent accountants. Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with the Corporation's and the Bank's management, the Corporation's and the Bank's internal audit personnel and the independent accountants regarding, the following:

o the plan for, and independent accountants' report on, each audit of the Corporation's and the Bank's financial statements
o the Corporation's and the Bank's financial disclosure documents, including all financial statements and reports filed with the Federal Reserve Board and the Virginia Bureau of Financial Institutions or sent to shareholders
o changes in the Corporation's and Bank's accounting practices, principles, controls or methodologies, or in the Corporation's and Bank's financial statements
o    significant developments in accounting rules
o the adequacy of the Corporation's and Bank's internal accounting controls, and accounting, financial and auditing personnel
o the establishment and maintenance of an environment at the Corporation and Bank that promotes ethical behavior

This year the Audit Committee reviewed the Audit Committee Charter and made a number of changes to reflect the new standards set forth in SEC regulations and the American Stock Exchange's listing standards. Generally, these changes reflected increased specificity in the Charter rather than changes in the Committee's practices. After appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its responsibilities under the Audit Committee Charter.

The Audit Committee is responsible for recommending to the Board that the Corporation's and Bank's financial statements be included in the Corporation's and Bank's annual report. The Committee took a number of steps in making this recommendation for 2000. First, the Audit Committee discussed with Brown, Edwards & Co., the Corporation's and Bank's independent accountants for 2000, those matters Brown, Edwards & Co. communicated to and discussed with the Audit Committee under applicable auditing standards, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed Brown, Edwards & Co.'s independence with Brown, Edwards & Co and received a letter from Brown, Edwards & Co. concerning independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of Brown, Edwards & Co.'s independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed, with the Corporation's and Bank's management and Brown, Edwards & Co, the Corporation's and Bank's audited consolidated balance sheets at December 31, 2000, 1999 and 1998, and consolidated statements of income, cash flows and stockholders' equity for the three years ended December 31, 2000. Based on the discussions with Brown, Edwards & Co. concerning the audit, the independence discussions, and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that these financial statements be included in the Corporation's and Bank's 2000 Annual Report on Form 10-K.

Audit Committee

          o    E. Craig Kendrick, Attorney
          o    J. Carter Lambert, Private Investor
          o    Charles P. Olinger, CPA
          o    H. Ramsey White, Jr., Dentist
          o    William E. Chaffin, Computer Consultant
          o    William J. Singleton, Private Investor

Services and Fees During 2000

         As the Company's independent accountants for 2000, Brown, Edwards & Co., provided various audit and non-audit services for which the Corporation was billed for fees as further described below. None of the hours expended on Brown, Edwards & Co.'s audit of the Corporation's financial statements were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. The Corporation's Audit Committee has considered whether Brown, Edwards & Co's provision of non-audit services is compatible with maintaining its independence.

         Audit Fees. Brown, Edwards & Co audited the Corporation's annual financial statements included in its 2000 Annual Report on Form 10-K and, during 2000, reviewed the financial statements included in the Corporation's Quarterly Reports on Form 10-Q. The aggregate amount of fees billed to the Company for those services was $46,600.

         Financial Information Systems Design and Implementation Fees. During 2000, Brown, Edwards & Co provided no services related to financial information systems design and implementation.

         All Other Fees. In addition to the services listed above, during 2000, Brown, Edwards & Co., provided a number of other services to the Corporation for which the aggregate amount of fees billed to the Corporation was $14,000.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         A copy of the Bank's Annual Report to Stockholders for the year ended December 31, 2000 accompanies this Proxy Statement. Additional copies may be obtained by written request to the Secretary of the Corporation at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF THE CORPORATION'S COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS, THE CORPORATION WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO ROBERT M. LITTLE, JR., SECRETARY, HIGHLANDS BANKSHARES, INC., 340 WEST MAIN STREET, ABINGDON, VIRGINIA 24210. THE FORM 10-K IS NOT PART OF THE PROXY SOLITICATION MATERIALS.

                                  OTHER MATTERS

         The Board of Directors of the Corporation is not aware of any other matters that may come before the Annual Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.


                                   APPENDIX A

Audit Committee Charter

Highlands Bankshares, Inc. and Highlands Union Bank's Audit Committee is governed by an Audit Committee Charter. In accordance with the requirement under new paragraph (e)(3) under Item 7 of Schedule 14A the Corporation hereby incorporates a copy of the Audit Committee Charter. This Charter defines the responsibilities and duties of the Audit Committee.

                            HIGHLANDS BANKSHARES INC.
                             AUDIT COMMITTEE CHARTER

         An Audit Committee of the bank and the holding company has been established for several years. This charter sets forth the responsibilities of the Audit Committee. The ability of the Audit Committee and the Internal Audit Department to work well together significantly impacts how effectively the Audit Committee can fulfill its responsibility to the board of directors, shareholders, and other outside parties. The purpose of this charter is to outline the responsibilities of the Audit Committee.

I.       AUDIT COMMITTEE RESPONSIBILITIES

In general, the audit committee exercises responsibilities in three important areas:

         o  Financial reporting.
         o  Corporate governance.
         o  Corporate control.

1.       Financial Reporting

         The responsibility of the audit committee in the area of financial reporting is to provide assurance that financial disclosures made by management reasonably portray the company's (1) financial condition;
         (2) results of operations; and (3) plans and long- term commitments.
         o The Audit Committee will review and discuss the audited financial statements with management.
         o The Audit Committee will meet with the corporation's independent auditors and discuss matters required to be discussed by SAS 61, as may be modified or supplemented.
         o The Audit Committee will receive written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and will discuss with the independent accountant the independent accountant's independence. Based on these discussions and review, the Audit Committee will recommend to the Board of Directors that the audited financial statements be included in the holding company's Annual Report.

2.       Corporate Governance

         The responsibility of the audit committee in the area of corporate governance is to provide assurance that the corporation is in reasonable compliance with pertinent laws and regulations, is conducting its affairs ethically, and is maintaining effective controls against employee conflict of interest and fraud. The specific steps involved in carrying out this responsibility include:

         o Reviewing corporate policies relating to compliance with laws and regulations, ethics, conflicts of interest, and the investigation of misconduct and fraud.

         o Reviewing current/pending litigation or regulatory proceedings bearing on corporate governance in which the corporation is a party.
         o Reviewing significant cases of employee conflict of interest, misconduct, or fraud.
         o Requiring the internal auditor to report in writing annually the scope of the reviews of corporate governance and any significant findings.

3.       Corporate Control

         The responsibility of the audit committee for corporate control includes understanding of the company's key financial reporting risk area and system of internal control. The committee should monitor the control process through the Internal Audit Department.


II.      AUDIT COMMITTEE STRUCTURE

         The audit committee will be made up of six directors of the bank/holding company that are from outside the organization. The six directors shall be decided upon at the annual organizational meeting of the board of directors held in May of each year. The primary reason the directors are to be from outside the corporation is to ensure independent perspective on reports and recommendations made to the committee. The audit committee will normally meet three to four times annually in order to fulfill its financial reporting responsibility. (Refer to Appendix A for a current listing of Audit Committee members).


III.     RELATIONSHIP BETWEEN INTERAL AUDIT AND THE AUDIT COMMITTEE

         The Internal Audit Department is a resource supporting the Audit Committee. This relationship enhances the stature and independence of the Internal Audit function and its ability to contribute to corporate success. Internal auditors must be trusted by and work effectively with all levels of management, keeping in mind the best interests of the organization as a whole.

         The relationship between the Audit Committee and the Internal Auditors encompasses reporting relationships and oversight relationships.

1.       Reporting Relationships

          Effective discharge of internal audit responsibilities in matters relating to financial reporting, corporate governance, and corporate control requires that Internal Audit have a reporting relationship with the Board of Director's Audit Committee. Only if such a relationship exists does the Internal Audit Department have any recourse in cases of misconduct or fraud involving senior management itself.

2.       Oversight Relationships

         The audit committee should exercise an active oversight role with respect to the internal audit function. Oversight activities should include:

         o  Reviewing and Approving the Internal Audit Charter

                  The internal audit charter provides the functional and organizational framework within which the Internal Audit Department provides services to management and to the Audit Committee. It defines the purpose, responsibility, authority, and reporting relationships of the internal audit function.

         o Concurring in the appointment or removal of the Internal Audit Department staff

                  This will safeguard the independence of the internal audit function in matters falling under the jurisdiction of the audit committee.


         o  Reviewing Plans and Budgets

                  The audit committee must satisfy itself that internal audit objectives and goals, staffing plans, financial budgets, and audit schedules provide for adequate support of the committee's own goals and objectives.

                  The audit committee should ensure that its review of internal audit plans and budgets do not impede or inhibit management's use of the internal audit function in the pursuit of operational goals and objectives. Since management's use of the audit function often takes the form of unplanned requests for audits or special studies, management should not be expected to specify its needs for internal audit resources in detail.

                  The audit committee will be responsible for setting the salaries of Audit Department personnel and determining any increases or bonuses as deemed appropriate.

         o  Reviewing Audit Results

                  The Senior Internal Auditor should be required to provide summary information concerning the results of reviews of financial reporting, corporate governance, and corporate control. Specific findings and recommendations of a significant nature may also be reported.

         o  Requesting Audit Projects

                  The audit committee may request the Internal Audit Department to perform special studies, investigations or other services in matters of interest or concern to the committee.

IV.      CONCLUSION

         The members of the Audit Committee of Highlands Union Bank and Highlands Bankshares, Inc. take their responsibilities very seriously. The members understand that the committee has a major responsibility in assuring that the mechanisms for corporate accountability are in place and functioning effectively.


         Audit Committee Members as approved May 2000:

         o  E. Craig Kendrick, Attorney

         o  J. Carter Lambert, Private Investor

         o  Charles P. Olinger, CPA

         o  H. Ramsey White, Jr., Dentist

         o  William E. Chaffin, Computer Consultant

         o  William J. Singleton, Private Investor